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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) DECEMBER 22, 2005
                                                          -----------------


                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

            NEVADA                     001-16699                 75-2590292
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 (State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code       (323) 582-9977
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 23, 2005, Leichtman Capital Partners II, L.P. ("LLCP"), a principal stockholder and secured creditor of Overhill Farms, Inc. ("OFI"), resold to 15 institutional investors in a private transaction all of the 5,771,661 shares of OFI common stock that LLCP owned of record as of that date ("Transferred Shares"). The Transferred Shares represented approximately 38% of the shares of outstanding common stock of OFI as of that date.

         To facilitate LLCP's sale of the Transferred Shares, OFI made various representations and warranties as a party to a stock purchase agreement with LLCP and the investors. In addition, OFI entered into a registration rights agreement with the investors that requires OFI to register for resale the Transferred Shares. The registration rights agreement contains cross-indemnification provisions between OFI and the investors and requires, among other things, that OFI file a registration statement with the Securities and Exchange Commission no later than the 45th day following the closing date and cause the registration statement to be declared effective no later than the 120th day following the closing date and remain effective for a maximum of 24 months following the closing date. If OFI is unable to meet its obligations under the registration rights agreement, then OFI will be required to pay to each investor liquidated damages equal to 1% of the amount paid by the investor for the Transferred Shares still owned by the investor on the date of the default and 1% of the amount paid by the investor for the Transferred Shares still owned by the investor on each monthly anniversary of the date of the default that occurs prior to the cure of the default.

         LLCP has agreed via a separate letter agreement to reimburse OFI under certain circumstances for 50% of the liquidated damages, if any, that are actually paid by OFI for the period from January 1, 2007 to the earlier of June 30, 2007 and the date the registration statement is declared effective, if the registration statement is timely filed but is not declared effective prior to January 1, 2007. Assuming OFI timely files a registration statement but does not obtain effectiveness during the 24 months following the closing date and does not receive reimbursement from LLCP, the maximum liquidated damages OFI would be required to pay under the registration rights agreement would be approximately $3,451,453.

         There were no material relationships between OFI and any of the investors who purchased the Transferred Shares from LLCP. However, William Blair Small Cap Growth Fund, LB I Group Inc., and Trustman c/o STI Classic Small Cap Growth Fund each became beneficial owners of more than 5% of OFI's outstanding common stock at the closing of the transaction with LLCP.

         On December 23, 2005, LLCP, OFI and James Rudis, who is the Chairman, Chief Executive Officer and President of OFI, entered into a Third Amendment to Amended and Restated Investor Rights Agreement. The primary purposes of the amendment were to remove James Rudis as a party to that agreement and to eliminate LLCP's board member designation rights, co-sale rights, right of first refusal, anti-dilution protection provisions and stock option related approval rights and limitations. Also, the amendment deleted from the February 24, 2005 letter agreement between OFI and LLCP (previously described in OFI's Form 8-Ks for February 24, 2005 and May 18, 2005) the provision restricting the price of future awards that may be made under OFI's 2005 Stock Plan.

         The descriptions of the agreements discussed in this Form 8-K are qualified by reference to the complete text of those agreements. However, the representations, warranties, covenants and other provisions of those agreements are not intended as documents for investors and the public to obtain factual information about the current state of affairs of OFI. Rather, investors and the public should look to other disclosures contained in OFI's reports under the Securities Exchange Act of 1934, as amended.

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ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         The stock purchase agreement described in Item 1.01 of this Form 8-K provides that the Amended and Restated Registration Rights Agreement, dated as of October 29, 2002, between OFI and LLCP was terminated on December 23, 2005. Also, as described in Item 1.01 of this Form 8-K, the February 24, 2005 letter agreement between LLCP and OFI and the investor rights agreement between LLCP, OFI and James Rudis were modified on December 23, 2005.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

         At the closing of the transaction described in Item 1.01 of this Form 8-K, LLCP received 198 shares of OFI common stock upon cashless exercise in full of the two warrants it held to purchase an aggregate of 200 shares of OFI common stock at an exercise price of $0.0000008 per share, for a rounded aggregate exercise price of $0.01. In addition, LLCP received 283,076 shares of OFI common stock upon surrender and conversion in full of the 23.57 shares of Series A Convertible Preferred Stock it then held. LLCP privately resold to the investors at the closing described in Item 1.01 of this Form 8-K the 283,274 shares of common stock it received upon exercise of the warrants and conversion of the preferred stock.

         The issuances of securities described above were made in reliance upon the exemption from registration available under Section 4(2) of the Securities Act, among others, as transactions not involving a public offering. The exemptions were claimed on the basis that the transactions did not involve any public offering and the purchaser was accredited and had sufficient access to the kind of information registration would provide.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired.
               --------------------------------------------

               Not applicable.

         (b)   Pro Forma Financial Information.
               --------------------------------

               Not applicable.

         (c)   Shell Company Transactions.
               ---------------------------

               Not applicable.


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         (d)   Exhibits.
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               Number   Description
               ------   -----------

               10.1 Form of Stock Purchase Agreement dated as of December 22, 2005 by and among Levine Leichtman Capital Partners II, L.P., Overhill Farms, Inc., and the following
                         Purchasers: William Blair Small Cap Growth Fund (1,684,600 shares); Mac & Co. (85,200 shares); Booth &
                         Co. FFC Rush University Medical Center Pension and Retirement (47,000 shares); Booth & Co. FFC Rush University Medical Center Endowment Account (39,100 shares); Booth & Co. FFC Hartmarx Retirement Income Trust (29,600 shares); Calhoun & Co. FFC City of Dearborn Policemen and Firemen Revised Retirement Systems (23,000 shares); Calhoun & Co. FFC City of Dearborn General Employees Retirement System (14,500 shares); LB I Group Inc. (1,460,000 shares); Trustman c/o STI Classic Small Cap Growth Fund (1,155,000 shares); Enable Growth Partners, L.P. (308,000 shares); Enable Opportunity Partners, L.P. (77,000 shares); Lake Street Fund, L.P. (348,661 shares); Whitebox Intermarket Partners L.P. (300,000 shares); Finwell & Co. FBO WTC - CTF Micro-Cap Equity Portfolio (120,000 shares); and Finwell & Co. FBO WTC - CIF Micro-Cap Equity Portfolio (80,000 shares) (1)

               10.2 Form of Registration Rights Agreement dated December 23, 2005 by and among Overhill Farms, Inc. and the Purchasers listed in the index entry for Exhibit 10.1 of this Form 8-K

               10.3 Form of Third Amendment to Amended and Restated Investor Rights Agreement, dated December 23, 2005, by and among Overhill Farms, Inc., Levine Leichtman Capital Partners II, L.P. and James Rudis (1)

               10.4 Letter agreement dated December 23, 2005 between Overhill Farms, Inc. and Levine Leichtman Capital Partners II, L.P. regarding liquidated damages

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               (1)       Filed by Levine Leichtman Capital Partners II, L.P. on
                         December 23, 2005 as an exhibit to Amendment No. 11 to
                         Schedule 13D and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2005          OVERHILL FARMS, INC.

                                  By: /S/ JOHN L. STEINBRUN
                                      ------------------------------------------
                                      John L. Steinbrun, Chief Financial Officer



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                        EXHIBITS FILED WITH THIS REPORT

Number         Description
------         -----------

10.2 Form of Registration Rights Agreement dated December 23, 2005 by and among Overhill Farms, Inc. and the Purchasers listed in the index entry for Exhibit 10.1 of this Form 8-K

10.4 Letter agreement dated December 23, 2005 between Overhill Farms, Inc. and Levine Leichtman Capital Partners II, L.P. regarding liquidated damages


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